COMPLAINTS BROUGHT AGAINST THE GROUP AND OTHERS IN THE UNITED STATES	12 Months Ended
Dec. 31, 2025
Disclosure Of Claims And Benefits Paid Explanatory [Abstract]
COMPLAINTS BROUGHT AGAINST THE GROUP AND OTHERS IN THE UNITED STATES	COMPLAINTS BROUGHT AGAINST THE GROUP AND OTHERS IN THE UNITED STATES
During 2018, two lawsuits were brought in the United States (“USA”) against the Group, its directors and some of its first-line managers and the controlling shareholder at the time of the Company’s initial public offering in 2017 (“Initial Public Offering” or “IPO”), one in federal court and the other in the state of New York.
Regarding the lawsuit filed in federal jurisdiction, during 2020, the Court sustained the motion to dismiss filed by the Group. Finally, on July 21, 2020, the plaintiffs voluntarily withdrew the appeal filed against the judgment of first instance that fully sustained the motion to dismiss submitted by the Group. Accordingly, a final and conclusive judgment was rendered in favor of the Group and the rest of the defendants, and the lawsuit came to an end.
Regarding the state class action (Kohl v. Loma Negra CIASA, et al. -Index No. 653114/2018 - Supreme Court of the State of New York, County of New York), on October 11, 2023, we entered into a proposed agreement with the lead plaintiff. The Agreement does not contain any admission or acknowledgment of guilt for wrongful conduct by Loma Negra or other defendants in the class action, and it includes a release of all claims. The New York State Court issued a final judgment under the Settlement on March 3, 2025. The deadline to appeal the judgment expired on April 2, 2025 and no appeal was filed. As a result, the settlement is now completely final and the releases are effective.